Text No.: C-B-04
Version No.: 201202
Contract No.:

Hangzhou Bank Inc

Maximum Guarantee Contract

Guarantor (Party A): Ningbo Litong Petrochemicals Co.,Ltd

Address: ___________________________________________________________________________________________________________________________

Legal Representative:__________________________________________________________________________________________________________________

Tel: ________________________  Postcode：_____________________________________________________________________________________________

Guarantor (Party A): Ningbo Kewei Investment Co.,Ltd

Address: ___________________________________________________________________________________________________________________________

Legal Representative:__________________________________________________________________________________________________________________

Tel: __________________  Postcode：___________________________________________________________________________________________________

Guarantor (Party A): Chunfeng Tao

Address: ___________________________________________________________________________________________________________________________

Legal Representative:__________________________________________________________________________________________________________________

Tel: ________________________  Postcode：_____________________________________________________________________________________________

Loaner（Party B）：Hangzhou Bank Inc

Address：No.598-622 Jingjia Road, JiangDong Zone, Ningbo

Principal: Weimin Shao

Tel:    27991217               Postcode：  315040

In order to completely execute loanee’s liability under the whole bank financing contract (refer to “main contract”), Party A is willing to provide irrevocable joint liability. Both parties entered into this contract through negotiation according to relevant laws and regulations.

Note: “Determination Period of Claims”, “Loanee”, “Balance of Maximum Financing”, “Bank Financing Contract” are defined as followed.

1.	Determination period of claims: Stipulated by Term 1 under Article 13.

2.	Loanee: Refer to Term 2 under Article 13.

3.	Balance of maximum financing: Refer to Term3 under Article 13.

4.
Bank Financing Contract: Refers to the contracts regarding borrowing, bank acceptance, guarantee, bill discounting, loan commitment, L/C, factoring, International/Domestic trade financing, fund transaction between loanee and Party B in this contract.

Article 1 Party A’s Statement and Commitment

1.	Guarantor is entitled to offer guarantee according to Chinese Law.

2.
Guarantor is capability of undertaking guarantee responsibility and won’t decrease or except from guarantee responsibility as a result of any instructions, change of financial condition and any agreement.

3.	In order to completely understand the financing purpose of loanee under main contract and provide guarantee, guarantor expresses truth intention under this contract.

4.	When loanee failed to repay liability and corresponding fees, Party B has the right to request Party A to execute guarantee responsibility within guarantee scope.

Article 2 Type and Amount of Main Claims

Main claims under this contract is within stipulated periods and maximum amount, Party B is subject to the whole financing claims of main contract, balance of main claims defined by the total financing amount, eliminating margin providing by loanee.

Article 3 The Period to Execute Liability

Loan period stipulated by main contract or specified on the documents of clams and liability.

Article 4 Guarantee Method

Guarantee Method under this contract is joint liability guarantee.

Article 5 The Scope of Guarantee

1.	The scope of guarantee under this contract includes entire principal, interest, compound interest, default interest, liquidate damages, claims and other payable fees;

2.	According to this contract, Party B has the right to repay following items according to different demand:

1)	All fees regarding notarization, assessment, auctions and so on due to execution of mortgage.

2)	All fees regarding proceedings, lawyers due to realization of claims;

3)	Pay off interest (including compound interest) that loanee owed Party B;

4)	Pay off main claims, liquidated damages, penalty and so on that loanee owed Party B;

Article 6 Guarantee Period

The guarantor’s guarantee period is 2 years since the termination of the loan execution specified in the main contract.

Article 7 Party A’s Rights and Obligations

1.	Providing authentic, legal documents according to Party B’s request.

2.	After receiving collection letters or other collection documents sent by Party B, Party A is obligated to delivery return receipt within 6 days.

3.	Party A shall inform Party B with timely manner when occurred one of following conditions:

1)	Party A changed the business practice, including but not limited contract, leasing, joint operation, merge, spin-off, shareholding reform.

2)	Financial position deteriorated or occurrence of material economic dispute;

3)	Party A , its legal representative or actual controller has or is going to involve in material proceedings, arbitration or other legal dispute;

4)	Party A was announced to bankrupt, shutdown, close, revoke license or remove;

5)	Party A changes of its name, address, mail address, contact telephone, registered capital or legal representative;

6)	Party A offer any guarantee to third party;

7)	Party A has overdue outstanding debt;

8)	Party A violate other covenants regarding the party’s rights and obligations stipulated by this contract or other contracts entered with other branches of Hangzhou Bank;

9)	Party A has bad credit record in credit data base;

10)	Others that may affect Party A’s repayment ability.

4.	If occurrence of Item 1 and Item 6 listing Term 4, Party A shall inform Party B before 7 days; If occurrence of other conditions, Party A shall inform Party within 7 days.

5.
If loanee violated main contract or happened other conditions allowed Party Party B to declare the loan expired acceleration during the period of executing main liability, Party A promises to undertake joint liability.

6.
If loanee’s liability would be increased as a result of change of main contract, it shall be agreed by Party A; Party A shall undertake joint liability within original scope without obtaining Party A’s written consent.

7.	If repayment original loan with new loan during the period of the contract, Party A still undertakes joint liability.

8.	During period of this contract, Party B transferred the main claims to third party, Party A shall undertake joint liability within original guarantee scope;

9.	Party A will never undertake guarantee liability after loanee paid off all loans under the main contract.

Article 8 Party B’s Rights and Obligations

1.	Party B has the right to request Party A to provide related documents to poof his legality;

2.	Party B has the right to request Party A to provide actual financial statement and other documents;

3.	Party B has the right to request Party A to undertake joint liability on the condition that Party B’s claims failed to partly or completely pay off;

4.
If occurrence of any following conditions, Party B has the right of inform Party A to undertake joint liability in advance with written form, Party B shall execute guarantee liability within 10 days since received the note:

1)	Party B terminate the main contract according to the law;

2)	Party B request to realize the claims or request loanee to repay in advance according to covenants under the main contract.

5.	During the period of this contract, Party B shall inform Party A with timely manner when transfer the main claims to third party.

Article 9 Violation Responsibility

1.	Party A shall pay damages as a result of fault statement and declaration in Article 1.

2.	After commencement of this contract, both parties shall completely execute covenants under this contract. Any party failed, he shall undertake corresponding violation responsibility and pay damages.

Article 10 Commencement, Modification, Remove and Termination of the Contract

1.	The contract commenced since both parties’ legal representatives (authorized persons), principals signed and stamped with common seals.

2.	This contract is independent from main contract and would be still in valid even main contract is invalid.

3.	After commencement of this contract, both parties are not allowed to change or remove the covenants except from both parties agreed with written consent.

Article 11 Settlement

1.	Any disputes caused by execution of this contract, both parties shall be settled by friendly negotiation, or file to Party B’s Local People’s Court.

Article 12 Other Covenants

1.	This contract has four or more copies, each one has equal legal validity, among: one for Party A, one for loanee, two for Party B, and one for notary organs (if have).

2.	Party A is not allowed to transfer any rights and obligations under this contract to third party without Party B’s written consent.

3.	Party B is entitled to entrust other branches of Hangzhou Bank to execute this contract or the rights and obligations under main contract.

4.
Unless otherwise stipulated by other covenants, both parties indicate the address in this contract is the mail address and contact address, any written forms sending to this address shall be considered as validity. Party A shall inform Party B in timely manner if changed the mail address and contact address.

5.	Other covenants refer to Term 4 in Article 13.

Article 13 Statement for this Contract and Related Covenants

1.	Determination Period of Claims in this contract is from July 25, 2012 to July 25, 2014.

2.	Loanee in this contract specially refers to Ningbo Keyuan Petrochemicals, Inc

3.	Balance of Maximum Financing is RMB 105,000,000.

4.	Statement for Article 13.

Party A (Common Seal): Ningbo Litong Petrochemicals Co.,Ltd

Legal Representative (Signature): Hongjiao Chen

Party A (Common Seal): Ningbo Kewei Investment Co., Ltd

Legal Representative (Signature): Rizhen Hu

Party A (Signature): Chunfeng Tao

Party B (Common Seal): Hangzhou Bank, Inc Ningbo Branch

Principal: Weimin Shao

 July 25, 2012